Hosted Services Agreement

EXHIBIT 10.24

AMENDMENT NO. 26 TO

NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 26 to the NAVITAIRE Hosted Services Agreement (this “Amendment”), effective as of December 24, 2012, is entered into by and between Navitaire LLC, a Delaware limited liability company (“NAVITAIRE”), and VRG Linhas Aereas S.A., as successor of GOL – Transportes Aereos S/A, a Brazilian corporation (“Customer”). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A.

NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) for the avoidance of doubt, there is no Amendment No. 5, (vi) Amendment No. 6 dated as of April 5, 2006, (vii) Amendment No. 7 dated as of June 1, 2006, (viii) Amendment No. 8 dated as of June 11, 2007 (ix) Amendment No. 9 dated as of August 20, 2007; (x) Amendment No. 10 dated as of August 27, 2007; (xi) Amendment No. 11 dated as of April 24, 2008; (xii) Amendment No. 12 dated as of April 24, 2008; (xiii) Amendment No. 13 dated as of July 31, 2008; (xiv) Amendment No. 14 dated as of October 31, 2008; (xv) Amendment No. 15 dated as of October 1, 2008; (xvi) Amendment No. 16 dated as of October 1, 2009; (xvii) Amendment No. 17 dated as of February 1, 2010; (xviii) Amendment No. 18 dated as of March 15, 2010; (xix) Amendment No. 19 dated as of June 25, 2010; (xx) Amendment No. 20 dated as of November 1, 2010; (xxi) Amendment No. 21 dated as of March 1, 2011; (xxii) Amendment No. 22 dated as of February 1, 2012; (xxiii) Amendment No. 23 dated as of February 5, 2012; (xxiv) Amendment No. 24 dated as of February 5, 2012; and (xxv) Amendment No. 25 dated as of September 1, 2012 (the “Agreement”), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B.	Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C.	NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1	Amendment to add Smiles Access, as follows:

	a.	Definitions. The following definition is hereby added to Exhibit A, Section 1, Definitions:

•

Smiles means the entity named Smiles S.A., which is an associated company of Customer where Gol Linhas Aereas Inteligentes S.A. is the holding company controlling Customer and Smiles S.A. with [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the share capital.

	b.	Smiles Access. The following is hereby added as Section 20 to the Agreement:

20 Smiles Access

Customer wishes to grant Smiles access to Customer’s Hosted Services System as well as Support Services. NAVITAIRE will grant such access to Smiles subject to the following terms:

		a.	Customer remains responsible for access by Smiles as if accessed directly by Customer.
		b.	Smiles is bound by written confidentiality terms protecting NAVITAIRE’s Confidential Information that are no less restrictive than those in Section 9 of the Agreement.

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

	c.	Customer acknowledges that Smiles will have access to Customer’s partition and that NAVITAIRE has no ability to restrict Smile’s access to particular Customer data or Confidential Information.
d.

NAVITAIRE may disable access, at NAVITAIRE’s discretion, if any Smiles user or Smiles application is causing performance issues within the Hosted Services System. Where any such performance issue contributes to NAVITAIRE’s inability to meet its Service Level or other obligations in the Agreement, NAVITAIRE shall be excused from performance of such Service Levels or other obligations, regardless as to whether NAVITAIRE disabled user or application access. For any Smiles user for which NAVITAIRE has disabled access, NAVITAIRE will reinstate access after Customer has taken the corrective action defined by NAVITAIRE for the offending user activity.

	e.	Customer shall pay NAVITAIRE for Smiles’ access to the Support Services as if accessed directly by Customer.
	f.	Customer agrees that NAVITAIRE shall not be liable for any damage or loss of either party related to or arising out of this unrestricted access.
g.

Customer also agrees to defend NAVITAIRE for any claims related to the access to the Hosted Services System and Support Services by Smiles including, without limitation, a breach of any obligation under this Agreement by Smiles; and indemnify and hold harmless NAVITAIRE for any damages awarded in relation to such claim or claims to the extent that these claims are not caused or created by the negligence or default of NAVITAIRE. Customer and NAVITAIRE agree that the limitations and disclaimers set forth in Section 10 shall not apply to Customer’s obligations herein.

2

No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

3	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

4	Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

5

Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

<Signature Page Follows>

NAVITAIRE Proprietary and Confidential

Hosted Services Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year written below.

NAVITAIRE LLC
Signature:
Printed Name:
Title:
Date:
VRG LINHAS AEREAS S.A
Signature:
Printed Name:
Title:
Date:

Witness Name:
Witness ID:

Witness Name:
Witness ID:

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NAVITAIRE Proprietary and Confidential